                                                                    Exhibit 99.1
                                                                    ------------

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Snow Phipps Group, L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Snow Phipps Group, L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           SPG Co-Investment, L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
SPG Co-Investment, L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Snow Phipps Group (B), L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Snow Phipps Group (B), L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Snow Phipps Group (Offshore),L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Snow Phipps Group (Offshore), L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Snow Phipps Group (RPV), L.P.
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Snow Phipps Group (RPV), L.P.
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Ian Snow
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Ian Snow
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date

                            Joint Filer Information
                            -----------------------

Name of Joint Filer:                           Snow Phipps Group, LLC
Address of Joint Filer:                        545 Madison Avenue, 10th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:      Laureate Education, Inc. [LAUR]

Date of Event Requiring Statement
(Month/Day/Year):                              May 25, 2022
Designated Filer:                              SPG GP, LLC
Signature:
Snow Phipps Group, LLC
/s/ Ian Snow
-----------------------------------------------
Name: Ian Snow
Title: Managing Member
May 27, 2022
------------
Date